UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21582

Madison / Claymore Covered Call Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive Lisle, IL	60532
(Address of principal executive offices)	(Zip code)

Nicholas Dalmaso

Madison / Claymore Covered Call Fund

2455 Corporate West Drive

Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual	Madison/Claymore
Report		| MCN
December 31, 2006	Covered Call Fund

www.madisonclaymore.com

... your road to the LATEST,

most up-to-date INFORMATION about the

Madison/Claymore Covered Call Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.madisonclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Madison Asset Management and Claymore are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | December 31, 2006

MCN | Madison/Claymore Covered Call Fund

Dear Shareholder |

We are pleased to submit the annual shareholder report for the Madison/Claymore Covered Call Fund (the “Fund”) for the fiscal year ended December 31, 2006. As you may know, the Fund’s primary investment objective is to seek a high level of current income and current gains with a secondary objective of long-term capital appreciation. The Fund pursues these objectives by investing in a portfolio of what the Investment Manager believes to be high-quality, large-capitalization stocks that are trading at reasonable valuations in relation to their long-term earnings growth rates. The Fund will, on an ongoing and consistent basis, sell covered call options to seek to generate a reasonably steady return from option premiums.

Madison Asset Management, LLC, a wholly-owned subsidiary of Madison Investment Advisors, Inc., is the Fund’s Investment Manager. Founded in 1974, Madison is an independently owned firm that acts as an investment adviser for individuals, corporations, pension funds, endowments, insurance companies and mutual funds. Madison and its subsidiaries managed more than $10 billion in assets as of December 31, 2006.

In the fiscal year ended December 31, 2006, the Fund generated a total return of 11.86% on a market value basis. This represents a change in market price to $15.11 on December 31, 2006 from $14.80 on December 31, 2005, plus the reinvestment of dividends. The Fund produced a total return of 10.22% on a net asset value (“NAV”) basis. This represents a change in NAV to $14.84 on December 31, 2006 from $14.74 at the start of the period, plus the reinvestment of dividends. The Fund paid quarterly dividends of $0.33 per share during the period. The most recent distribution was paid on November 30, 2006 and represented an annualized distribution yield of 8.74% based on the Fund’s market price of $15.11 on December 31, 2006.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”) that is described in detail on page 21 of this report. If shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective means to accumulate additional shares and to enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance over this fiscal period, we encourage you to read the Questions & Answers section of the report on page 4. You will find information on Madison’s investment philosophy and discipline and its views on the overall market environment and how it structured the portfolio based on its views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.madisonclaymore.com.

Sincerely,

Nicholas Dalmaso

Madison/Claymore Covered Call Fund

Annual Report | December 31, 2006 | 3

MCN | Madison/Claymore Covered Call Fund

Questions & Answers |

We at Madison Asset Management, LLC are pleased to address the progress of the Madison/Claymore Covered Call Fund (the “Fund”) for the period ended December 31, 2006. Launched in July 2004, the Fund continues to pursue its investment objectives by investing in high-quality, large-capitalization common stocks that are, in our view, selling at reasonable prices with respect to their projected long-term earnings growth rates. Our option-writing strategy has provided a steady income return from option premiums which help us achieve our primary investment objective of providing a high level of current income and gains with a secondary objective of long-term capital appreciation.

Madison Asset Management, LLC, (“MAM”) a wholly owned subsidiary of Madison Investment Advisors, Inc., with its affiliates, manages more than $10 billion in individual, corporate, pension, insurance, endowment, and mutual fund assets.

What happened in the market during 2006?

Despite a lackluster first half, 2006 proved a profitable year for stock investors. The Standard & Poor’s 500 Index (“S&P 500”) returned 15.8%. From a capitalization perspective, the S&P 500 performed roughly the same as mid-cap stocks (the Russell Midcap Index returned 15.3%). However, from a style perspective, value stocks once again stole the spotlight as growth stocks continued to lag.1 A number of factors contributed to positive returns for the market. Investors remained primarily focused on the activities of the Federal Reserve Board (the “Fed”). During the first half of the year, stock returns were soft as the Fed continued raising short-term interest rates. However, in the second half of 2006, the Fed held firm at a 5.25% target federal funds rate. As the prospect for further rate increases dwindled and a soft economic landing began to look more likely, equities gained momentum. Additionally, despite weak housing data for most of the year, real estate has shown some signs of bottoming. Energy prices dropped in the second half of the year as well, easing the burden at the pump for consumers and reducing fears of out-of-control inflation. Finally, 2006 witnessed a pickup in merger and acquisition activity, providing additional fuel for the stock market.

How did the Fund perform given marketplace conditions?

We are pleased to report that the Fund generated sufficient income in 2006 to return $1.32 per share in dividends to our shareholders. We continued to find ample opportunities to write calls at attractive premiums. The Fund’s net asset value (“NAV”) per share also increased by $0.10 in 2006 to $14.84 from $14.74 as the Fund’s assets appreciated in value. The Fund’s market price per share at year end was $15.11, representing a 1.82% premium to its NAV at that time.

For the year, the Fund provided investors with a total return of 10.22% based on NAV and 11.86% based on market value, including the reinvestment of quarterly dividends in each case. Since inception, the NAV has increased $0.51 per share and the

1	Large value stocks are measured by the Russell 1000 Value Index, which returned 22.25% in 2006. Large growth stocks are measured by the Russell 1000 Growth Index, which returned 9.07% in 2006.

Fund has paid $2.94 per share in dividends, resulting in a 26.38% cumulative total return. This compares favorably to the 24.8% increase for the CBOE BuyWrite Index over the same period. Thus, we believe that the Fund has achieved solid results over its first 29 months of operation, providing us with considerable confidence in meeting the Fund’s long-term goals. Furthermore, we are optimistic about the Fund’s ability to continue paying investors an attractive dividend.

Will you describe the Fund’s portfolio equity and option structure?

As of December 31, 2006, the Fund held 53 common stocks, and covered call options were written against 86% of the Fund’s stock holdings. During the year, the Fund’s managers wrote call options that generated premiums of $26.8 million. It is the strategy of the Fund to write “out-of-the-money”options, meaning that the strike price is higher than the common stock price, so that the Fund has the potential to participate in some stock appreciation. At year end, however, the majority of the Fund’s options were “in-the-money”because of price appreciation of the underlying stocks. In-the-money means that the stock price is above the strike price at which the shares would be called away. This provides the Fund with some downside protection should the market sell off.

Which sectors are prevalent in the Fund?

From a sector perspective, as of December 31, 2006, the Fund’s largest exposure was in the consumer discretionary sector, followed by technology, health care and financials. We continue to remain absent from the materials and utilities sectors, but did take a small position in energy during 2006.

Please describe the Fund’s dividend policy.

The Fund declared a $0.33 per share quarterly dividend in February, May, August and November of 2006. At the Fund’s traded market price of $15.11 per share on December 31, 2006 and at the current quarterly rate of $0.33, the Fund’s dividend yield was 8.7%. All dividends during 2006 consisted of investment company taxable income (net income and short and long-term capital gains). The 2006 distributions did not include any returns of capital. It is management’s intention to pay a dividend consisting of only earned net income and capital gains.

Will you discuss the Fund’s security and option selection process?

The Fund is managed by two teams of investment professionals. We like to think of these teams as a “right hand”and “left hand,” meaning they work together to make common stock and option decisions. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing.

4 | Annual Report | December 31, 2006

MCN | Madison/Claymore Covered Call Fund | Questions & Answers continued

Madison Asset Management seeks to invest in a portfolio of common stocks that have favorable “PEG” ratios (price-earnings ratio to growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of the companies the Fund holds. Our stock selection philosophy strays away from the “beat the street” objective, as we seek companies that we believe have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to the Fund’s shareholders.

Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of-the money so that the Fund can potentially participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

What is management’s outlook for the market and Fund in 2007?

Our outlook for stocks remains positive despite the rally in the second half of 2006. We believe there are a number of factors that can continue to drive positive returns, although some volatility is likely in the near term. While the economy has clearly slowed from its heady post-Katrina pace, Gross Domestic Product growth has held up at a more sustainable pace. This benefits our style of investing since a slower economy should lead to slower earnings growth, which should shift attention to higher quality companies, such as those the Fund owns. Furthermore, with the economy growing at a solid but slower pace and the market seemingly unconcerned about inflation, interest rates have been low and stable. This would generally be a good environment for price-to-earnings multiple expansion. At the very least we believe the headwind of price-to-earnings multiple contraction is gone. While we continue to believe that profit margins have likely peaked, absolute earnings remain strong. As a corollary effect, as profit levels have fattened over the years, many corporate balance sheets have been cleaned up and companies have rewarded shareholders with increased dividends and share repurchase programs. We expect this type of activity to continue. Although the strength in stocks in the latter half of the year may be followed by a pause sometime in the first part of 2007, we are prepared to take advantage of opportunities as they become available. Finally, we are optimistic that we will continue to be able to find call writing opportunities that will provide meaningful income for the Fund.

MCN Risks and Other Considerations

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

A strategy of writing (selling) covered call options entails various risks. For example, the correlation between the equity securities and options markets may, at times, be imperfect and can furthermore be affected by market behavior and unforeseen events, thus causing a given transaction to not achieve its objectives. There may be times when the Fund will be required to purchase or sell equity securities to meet its obligations under the options contracts on certain options at inopportune times when it may not be beneficial to the Fund. The Fund will forego the opportunity to profit from increases in the market value of equity securities that it has written call options on, above the sum of the premium and the strike price of the option. Furthermore, the Fund’s downside protection on equity securities it has written call options on would be limited to the amount of the premium received for writing the call option and thus the Fund would be at risk for any further price declines in the stock below that level. Please refer to the Fund’s prospectus for a more thorough discussion of the risks associated with investments in options on equity securities.

An investment in the Fund includes, but is not limited to, risks and considerations such as: Investment Risk, Not a Complete Investment Program, Equity Risk, Risks Associated with Options on Securities, Limitation on Option Writing Risk, Risks of Mid-Cap Companies, Income Risk, Foreign Securities Risk, Industry Concentration Risk, Derivatives Risk, Illiquid Securities Risk, Fund Distribution Risk, Market Discount Risk, Other Investment Companies, Financial Leverage Risk, Management Risk, Risks Related to Preferred Securities, Interest Rate Risk, Inflation Risk, Current Developments Risk and Anti-Takeover Provisions.

Fund Distribution Risk In order to make regular quarterly distributions on its common shares, the fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Risks Associated with Options on Securities There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Annual Report | December 31, 2006 | 5

MCN | Madison/Claymore Covered Call Fund

Fund Summary | As of December 31, 2006

Fund Statistics
Share Price	$15.11
Common Share Net Asset Value	$14.84
Premium/(Discount) to NAV	1.82%
Net Assets ($000)	$283,851

Total Returns
(Inception 7/28/04)	Market	NAV
One Year	11.86%	10.22%
Since Inception-average annual	8.90%	10.12%

Sector Breakdown	% of Long Term Investments
Consumer Discretionary-Retail	23.7%
Technology	23.3%
Health Care	19.2%
Financials	10.4%
Software	6.2%
Industrial	6.0%
Business Services	2.9%
Energy	2.2%
Insurance	2.1%
Computers	2.0%
Consumer Discretionary-Apparel	1.4%
Consumer Discretionary-Leisure Time	0.6%

Top Ten Holdings	% of Long-Term Investments
Home Depot, Inc.	3.7%
Amgen, Inc.	3.6%
Lowe’s Cos., Inc.	3.5%
Best Buy Co., Inc.	3.3%
Abercrombie & Fitch Co.-Class A	3.3%
Cisco Systems, Inc.	3.1%
Microsoft Corp.	3.0%
Target Corp.	2.9%
Citigroup, Inc.	2.8%
Biomet, Inc.	2.6%

Sectors and holdings are subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

6 | Annual Report | December 31, 2006

MCN | Madison/Claymore Covered Call Fund

Portfolio of Investments | December 31, 2006

Number of Shares		Value
	Common Stocks – 104.5%

	Business Services – 3.0%
60,000	Cintas Corp.	$2,382,600
80,000	First Data Corp.	2,041,600
80,000	Fiserv, Inc. (a)	4,193,600

		8,617,800

	Consumer Discretionary – Apparel – 1.5%
100,000	Coach, Inc. (a)	4,296,000

	Consumer Discretionary – Leisure Time – 0.6%
25,000	Harley-Davidson, Inc.	1,761,750

	Consumer Discretionary – Retail – 24.8%
140,000	Abercrombie & Fitch Co.-Class A	9,748,200
133,334	Aeropostale, Inc. (a)	4,116,021
175,350	American Eagle Outfitters, Inc.	5,472,673
120,000	Bed Bath & Beyond, Inc. (a)	4,572,000
200,000	Best Buy Co., Inc.	9,838,000
270,000	Home Depot, Inc.	10,843,200
330,000	Lowe’s Cos., Inc.	10,279,500
64,000	Ross Stores, Inc.	1,875,200
150,000	Target Corp.	8,557,500
160,000	Williams-Sonoma, Inc.	5,030,400

		70,332,694

	Computers – 2.1%
234,200	Dell, Inc. (a)	5,876,078

	Energy – 2.3%
80,000	Transocean, Inc. (a)	6,471,200

	Financials – 10.8%
55,000	Capital One Financial Corp.	4,225,100
150,000	Citigroup, Inc.	8,355,000
161,000	Countrywide Financial Corp.	6,834,450
50,000	Merrill Lynch & Co., Inc.	4,655,000
60,000	Morgan Stanley Co.	4,885,800
80,000	Western Union Co.	1,793,600

		30,748,950

	Health Care – 20.1%
155,000	Amgen, Inc. (a)	10,588,050
120,000	Biogen Idec, Inc. (a)	5,902,800
185,000	Biomet, Inc.	7,634,950
136,200	Boston Scientific Corp. (a)	2,339,916
100,000	Community Health Systems, Inc. (a)	3,652,000
267,500	Health Management Associates, Inc.-Class A	5,646,925
140,000	Medtronic, Inc.	7,491,400
160,000	Patterson Cos., Inc. (a)	5,681,600
67,600	Pfizer, Inc.	1,750,840
80,800	Zimmer Holdings, Inc. (a)	6,333,104

		57,021,585

	Industrial – 6.3%
100,000	Apache Corp.	$6,651,000
233,530	FLIR Systems, Inc. (a)	7,433,260
50,000	United Parcel Services Corp.-Class B	3,749,000

		17,833,260

	Insurance – 2.2%
100,000	MGIC Investment Corp.	6,254,000

	Software – 6.5%
292,700	Check Point Software Technologies Ltd. (Israel) (a)	6,415,984
316,000	Symantec Corp. (a)	6,588,600
165,000	Transaction Systems Architects, Inc. (a)	5,374,050

		18,378,634

	Technology – 24.3%
202,000	Altera Corp. (a)	3,975,360
350,000	Applied Materials, Inc.	6,457,500
340,000	Cisco Systems, Inc. (a)	9,292,200
223,400	EBAY, Inc. (a)	6,717,638
470,000	Flextronics International Ltd. (Singapore) (a)	5,395,600
8,000	Google, Inc.-Class A (a)	3,683,840
90,000	Hewlett-Packard Co.	3,707,100
377,000	Intel Corp.	7,634,250
130,000	Linear Technology Corp.	3,941,600
90,000	Maxim Integrated Products	2,755,800
298,500	Microsoft Corp.	8,913,210
140,000	QUALCOMM, Inc.	5,290,600
52,500	Xilinx, Inc.	1,250,025

		69,014,723

	Total Long Term Investments – 104.5%
	(Cost $ 282,589,565)	296,606,674

	Short-Term Investments – 4.0%

	Money Market Funds – 0.0%
699	AIM Liquid Assets Money Market Fund (Cost $ 699)	699

Principal Value		Value
	Repurchase Agreement – 2.7%
$7,549,000	Morgan Stanley Co. (issued 12/29/06, yielding 4.65%; collateralized by $5,595,000 par of U.S. Treasury Inflation-Protected Securities due 04/15/32; to be sold on 01/03/07 at $ 7,553,875) (Cost $ 7,549,000)	$7,549,000

	U.S. Government and Agencies – 1.3%
3,700,000	U.S. Treasury Bill (yielding 4.94%, maturity 02/01/07)
	(Cost $ 3,684,095)	3,684,095

	Total Short-Term Investments
	(Cost $ 11,233,794)	11,233,794

	Total Investments – 108.5%
	(Cost $ 293,823,359)	307,840,468
	Liabilities in excess of other assets (0.1%)	(232,837)
	Total Value of Options Written (8.4%)	(23,757,105)

	Net Assets – 100.0%	$283,850,526

(a)	Non-income producing security.

See notes to financial statements.

Annual Report | December 31, 2006 | 7

MCN | Madison/Claymore Covered Call Fund | Portfolio of Investments continued

Contracts (100 shares per contract)	Call Options Written	Expiration Date	Exercise Price	Value
400	Abercrombie & Fitch Co.	January 2007	$55.00	$590,000
500	Abercrombie & Fitch Co.	May 2007	70.00	320,000
200	Aeropostale, Inc.	April 2007	35.00	30,000
1,720	Altera Corp.	January 2007	20.00	60,200
300	Altera Corp.	March 2007	20.00	31,500
775	American Eagle Outfitters, Inc.	January 2007	16.675	1,135,375
394	American Eagle Outfitters, Inc.	January 2007	18.375	508,260
400	Amgen, Inc.	January 2007	70.00	21,000
700	Amgen, Inc.	January 2007	72.50	8,750
450	Amgen, Inc.	January 2007	75.00	3,375
275	Apache Corp.	January 2007	60.00	184,250
225	Apache Corp.	January 2007	70.00	10,688
350	Apache Corp.	January 2007	75.00	2,625
150	Apache Corp.	April 2007	65.00	80,250
2,430	Applied Materials, Inc.	January 2007	17.50	273,375
1,070	Applied Materials, Inc.	January 2007	20.00	5,350
300	Bed Bath & Beyond, Inc.	January 2007	37.50	32,250
200	Bed Bath & Beyond, Inc.	January 2007	40.00	2,000
200	Bed Bath & Beyond, Inc.	February 2007	40.00	10,500
500	Bed Bath & Beyond, Inc.	May 2007	42.50	42,500
398	Best Buy Co., Inc.	March 2007	55.00	30,845
402	Best Buy Co., Inc.	June 2007	50.00	174,870
950	Biogen Idec, Inc.	January 2007	45.00	418,000
250	Biogen Idec, Inc.	January 2007	50.00	19,375
1,450	Biomet, Inc.	January 2007	35.00	928,000
400	Biomet, Inc.	April 2007	40.00	88,000
462	Boston Scientific Corp.	January 2007	17.50	16,170
200	Boston Scientific Corp.	January 2007	22.50	1,000
200	Capital One Financial Corp.	January 2007	80.00	11,500
350	Capital One Financial Corp.	January 2007	85.00	3,500
500	Check Point Software Technologies Ltd. (Israel)	January 2007	17.50	225,000
1,077	Check Point Software Technologies Ltd. (Israel)	January 2007	20.00	218,092
1,150	Check Point Software Technologies Ltd. (Israel)	January 2007	22.50	31,625
200	Check Point Software Technologies Ltd. (Israel)	April 2007	22.50	23,000
600	Cintas Corp.	February 2007	40.00	51,000
1,200	Cisco Systems, Inc.	January 2007	20.00	882,000
2,200	Cisco Systems, Inc.	January 2007	22.50	1,067,000
300	Coach, Inc.	January 2007	27.50	465,000
700	Coach, Inc.	January 2007	30.00	910,000
526	Community Health Systems, Inc.	January 2007	40.00	2,630
151	Community Health Systems, Inc.	March 2007	40.00	6,418
1,510	Countrywide Financial Corp.	January 2007	37.50	770,100
100	Countrywide Financial Corp.	January 2007	$40.00	$27,500
200	Dell, Inc.	January 2007	27.50	1,500
800	Dell, Inc.	February 2007	22.50	244,000
400	Dell, Inc.	February 2007	25.00	49,000
500	Dell, Inc	May 2007	25.00	110,000
442	Dell, Inc.	May 2007	27.50	49,725
382	EBAY, Inc.	January 2007	30.00	35,335
400	EBAY, Inc.	January 2007	35.00	2,000
400	EBAY, Inc.	January 2007	42.50	2,000
750	EBAY, Inc.	April 2007	35.00	75,000
400	First Data Corp.	February 2007	42.50	240,000
400	First Data Corp.	February 2007	45.00	154,000
700	Fiserv, Inc.	January 2007	45.00	528,500
100	Fiserv, Inc.	March 2007	45.00	81,000
4,525	Flextronics International Ltd. (Singapore)	January 2007	12.50	33,937
175	Flextronics International Ltd. (Singapore)	July 2007	12.50	13,125
2,335	FLIR Systems, Inc.	January 2007	27.50	1,039,075
80	Google, Inc.	January 2007	380.00	653,200
250	Harley-Davidson, Inc.	January 2007	50.00	513,750
600	Hewlett-Packard Co.	January 2007	30.00	675,000
300	Hewlett-Packard Co.	January 2007	32.50	264,000
300	Home Depot, Inc.	January 2007	37.50	84,000
1,000	Home Depot, Inc.	February 2007	37.50	325,000
400	Home Depot, Inc.	May 2007	42.50	58,000
2,320	Intel Corp.	January 2007	20.00	156,600
500	Intel Corp.	January 2007	22.50	3,750
450	Intel Corp.	April 2007	20.00	64,125
500	Intel Corp.	April 2007	22.50	23,750
100	Linear Technology Corp.	February 2007	35.00	1,250
1,200	Lowe’s Cos., Inc.	January 2007	32.50	18,000
200	Lowe’s Cos., Inc.	April 2007	30.00	52,500
1,900	Lowe’s Cos., Inc.	April 2007	32.50	237,500
300	Maxim Integrated Products	January 2007	35.00	1,500
300	Maxim Integrated Products	January 2007	40.00	1,500
300	Maxim Integrated Products	May 2007	30.00	90,750
1,400	Medtronic, Inc.	January 2007	50.00	504,000
300	Merrill Lynch & Co., Inc.	January 2007	70.00	699,000
200	Merrill Lynch & Co., Inc.	January 2007	75.00	367,000
250	MGIC Investment Corp.	January 2007	60.00	80,000
585	Microsoft Corp.	January 2007	22.00	462,150
700	Microsoft Corp.	January 2007	22.50	518,000
1,700	Microsoft Corp.	January 2007	24.50	926,500
250	Morgan Stanley Co.	January 2007	65.00	411,250
139	Morgan Stanley Co.	January 2007	70.00	159,155
211	Morgan Stanley Co.	April 2007	70.00	267,970

See notes to financial statements.

8 | Annual Report | December 31, 2006

MCN | Madison/Claymore Covered Call Fund | Portfolio of Investments continued

Contracts (100 shares per contract)	Call Options Written	Expiration Date	Exercise Price	Value
800	Patterson Cos., Inc.	January 2007	$35.00	$84,000
400	Patterson Cos., Inc.	April 2007	35.00	98,000
400	Patterson Cos., Inc.	July 2007	35.00	132,000
676	Pfizer, Inc.	January 2007	25.00	79,430
600	QUALCOMM, Inc.	April 2007	40.00	123,000
300	Ross Stores, Inc.	February 2007	27.50	78,000
100	Ross Stores, Inc.	February 2007	30.00	10,250
240	Ross Stores, Inc.	May 2007	30.00	51,000
3,160	Symantec Corp.	January 2007	20.00	339,700
900	Target Corp.	April 2007	55.00	405,000
600	Target Corp.	April 2007	57.50	181,500
300	Transocean, Inc.	January 2007	70.00	334,500
500	Transocean, Inc.	May 2007	75.00	550,000
500	United Parcel Services Corp.	April 2007	75.00	180,000
1,285	Williams-Sonoma, Inc.	February 2007	30.00	276,275
150	Williams-Sonoma, Inc.	February 2007	32.50	11,625
165	Williams-Sonoma, Inc.	February 2007	35.00	3,300
525	Xilinx, Inc.	January 2007	25.00	18,375
808	Zimmer Holdings, Inc.	January 2007	70.00	694,880

	Total Value of Call Options Written
	(Premiums received $ 17,067,487)			$23,651,105

	Put Options Written
600	American Eagle Outfitters, Inc.	January 2007	15.00	$3,000
400	EBAY, Inc.	January 2007	32.50	103,000

	Total Value of Put Options Written
	(Premiums received $ 264,040)			106,000

	Total Options Written
	(Premiums received $ 17,331,527)			$23,757,105

See notes to financial statements.

Annual Report | December 31, 2006 | 9

MCN | Madison/Claymore Covered Call Fund

Statement of Assets and Liabilities | December 31, 2006

Assets
Investments (cost $ 293,823,359)	$307,840,468
Cash	92,155
Dividends and interest receivable	64,162
Other assets	2,333

Total assets	307,999,118

Liabilities
Options written, at value (premiums received of $ 17,331,527)	23,757,105
Payables:
Investment advisory fee	119,835
Investment management fee	119,835
Other affiliates	13,961
Trustees’ fees	4,148
Accrued expenses and other liabilities	133,708

Total liabilities	24,148,592

Net Assets	$283,850,526

Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 19,124,936 shares issued and outstanding	$191,249
Additional paid-in capital	273,473,191
Net unrealized appreciation on investments and options transactions	7,591,531
Accumulated net realized gain on investments and options transactions	2,594,555

Net Assets	$283,850,526

Net Asset Value (based on 19,124,936 common shares outstanding)	$14.84

See notes to financial statements.

10 | Annual Report | December 31, 2006

MCN | Madison/Claymore Covered Call Fund

Statement of Operations | For the year ended December 31, 2006

Investment Income
Dividends	$1,907,866
Interest	1,720,241

Total income		$3,628,107

Expenses
Investment advisory fee	1,375,710
Investment management fee	1,375,710
Professional fees	226,612
Trustees’ fees and expenses	133,312
Printing expenses	78,754
Custodian fee	77,096
Fund accounting	70,028
Administrative fee	68,150
Transfer agent fee	42,393
NYSE listing fee	29,619
Insurance	27,184
Other	7,343

Total expenses		3,511,911

Net investment income		116,196

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments		9,243,086
Options		14,842,251
Net change in unrealized appreciation (depreciation) on:
Investments		11,347,715
Options		(8,403,539)

Net realized and unrealized gain on investments and options transactions		27,029,513

Net Increase in Net Assets Resulting from Operations		$27,145,709

See notes to financial statements.

Annual Report | December 31, 2006 | 11

MCN | Madison/Claymore Covered Call Fund

Statements of Changes in Net Assets |

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Increase in Net Assets Resulting from Operations
Net investment income (loss)	$116,196	$(430,424)
Net realized gain on investments and options	24,085,337	27,915,922
Net unrealized appreciation (depreciation) on investments and options	2,944,176	(10,362,177)

Net increase in net assets resulting from operations	27,145,709	17,123,321

Distributions to Shareholders
In excess of net investment income	(25,045,274)	(24,629,048)

Capital Share Transactions
Reinvestment of dividends	3,406,095	5,559,953

Total increase (decrease) in net assets	5,506,530	(1,945,774)

Net Assets:
Beginning of period	278,343,996	280,289,770

End of period (including distributions in excess of net investment income of $0 and $0, respectively.)	$283,850,526	$278,343,996

See notes to financial statements.

12 | Annual Report | December 31, 2006

MCN | Madison/Claymore Covered Call Fund

Financial Highlights |

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Period July 28, 2004* through December 31, 2004
Net asset value, beginning of period	$14.74	$15.14	$14.33	(a)

Investment operations
Net investment income (loss)(b)	0.01	(0.02)	(0.02)
Net realized and unrealized gain on investments and options	1.41	0.94	1.16

Total from investment operations	1.42	0.92	1.14

Distributions in excess of net investment income	(1.32)	(1.32)	(0.30)

Offering expenses charged to paid-in-capital	—	—	(0.03)

Net asset value, end of period	$14.84	$14.74	$15.14

Market value, end of period	$15.11	$14.80	$14.90

Total investment return(c)
Net asset value	10.22%	6.36%	7.80%
Market value	11.86%	8.49%	1.35%

Ratios and supplemental data
Net assets end of period (thousands)	$283,851	$278,344	$280,290
Ratio of expenses to average net assets	1.28%	1.27%	1.24	%(d)
Ratio of net investment income (loss) to average net assets	0.04%	(0.16%)	(0.36	%)(d)
Portfolio turnover	59%	109%	33%

*	Commencement of investment operations.
(a)	Before deduction of offering expenses charged to capital.
(b)	Based on average shares outstanding.
(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund’s dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(d)	Annualized.

See notes to financial statements.

Annual Report | December 31, 2006 | 13

MCN | Madison/Claymore Covered Call Fund

Notes to Financial Statements | December 31, 2006

Note 1 – Organization:

Madison/Claymore Covered Call Fund (the “Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of high quality, large capitalization common stocks that are, in the view of the Fund’s Investment Manager, selling at a reasonable price in relation to their long-term earnings growth rates. The Fund will, on an ongoing and consistent basis, sell covered call options to seek to generate a reasonably steady production of option premiums. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

Readily marketable portfolio securities listed on an exchange or traded in the over-the-counter market are generally valued at their last reported sale price. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Fund’s Board of Trustees shall determine in good faith to reflect its fair value. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at the mean between the last bid and asked price. Exchange-traded options are valued at the mean of the best bid and best asked prices across all option exchanges.

Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

To earn greater income on otherwise uninvested cash temporarily held by the Fund, such as income earned from stock sold or called away, stock dividends and covered call writing premiums, the Fund may invest such cash in repurchase agreements. Repurchase agreements are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

(c) Options

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks comprising at least 80% of the total assets of the Fund. Once an option is assigned, expired or exercised, the Fund has 20 business days to write additional options to meet the 80% test. The Fund seeks to produce a high level of current income and gains through premiums received from writing options and, to a lesser extent, from dividends.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(d) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Realized short-term capital gains are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized gains to distributions in excess of net investment income. Any net realized long-term capital gains are distributed annually to common shareholders.

14 | Annual Report | December 31, 2006

MCN | Madison/Claymore Covered Call Fund | Notes to Financial Statements continued

Note 3 – Investment Advisory Agreement, Investment Management Agreement and Other Transactions with Affiliates:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser will furnish offices, necessary facilities and equipment, provide certain administrative services, oversee the activities of Madison Asset Management LLC (the “Investment Manager”), provide personnel, including certain officers required for the Fund’s administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Investment Adviser a fee, payable monthly, in an amount equal to 0.50% of the Fund’s average daily managed assets. Managed assets equal the net assets of the Fund plus any assets attributable to financial leverage.

Pursuant to an Investment Management Agreement between the Fund and the Investment Manager, the Investment Manager, under the supervision of the Fund’s Board of Trustees and the Adviser, will provide a continuous investment program for the Fund’s portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Investment Manager a fee, payable monthly, in an amount equal to 0.50% of the Fund’s average daily managed assets.

Under separate Fund Administration and Fund Accounting agreements, the Adviser provides fund administration services and the Investment Manager provides fund accounting services to the Fund. The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $ 200,000,000	0.0275%
Next $ 300,000,000	0.0175%
Next $ 500,000,000	0.0125%
Over $ 1,000,000,000	0.0100%

The Investment Manager receives a fund accounting fee based on the combined managed assets of the Fund and the Madison Strategic Sector Premium Fund, a closed-end investment company sponsored by the Investment Manager. The fund accounting fee is allocated on a prorated basis of the managed assets of each fund. This fee is payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the two funds:

Managed Assets	Rate
First $ 200,000,000	0.0275%
Next $ 300,000,000	0.0200%
Next $ 500,000,000	0.0150%
Over $ 1,000,000,000	0.0100%

Certain officers and trustees of the Fund are also officers and directors of Claymore Advisors, LLC or Madison Asset Management LLC. The Fund does not compensate its officers or trustees who are officers of the two aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to a distribution reclass in the amount of $24,929,078 was reclassified from accumulated undistributed net investment income to accumulated net realized gain. Net realized gains or losses may differ for financial reporting and tax reporting primarily as a result of the deferral of losses relating to wash sale transactions.

Information on the components of investments, excluding written options, and net assets as of December 31, 2006 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Net Tax Unrealized Depreciation on Derivatives	Undistributed Ordinary Income	Undistributed Long-Term Gains
$ 293,976,404	$27,869,946	$(14,005,882)	$13,864,064	$(6,425,578)	$2,406,352	$341,248

For the years ended December 31, 2006 and 2005, the tax character of distributions paid to common shareholders as reflected in the statement of changes in net assets was as follows:

Distributions paid from:	2006	2005
Ordinary income	$22,630,077	$24,629,048
Long-term capital gain	2,415,197	—

	$25,045,274	$24,629,048

Note 5 – Investment Transactions and Options Written:

During the year ended December 31, 2006, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments were $191,603,114 and $151,809,323, respectively.

Transactions in option contracts during the year ended December 31, 2006 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	63,962	$15,741,109
Options written during the year	110,794	26,843,266
Options received from stock split	1,650	—
Options expired during the year	(61,352)	(13,652,306)
Options closed during the year	(8,089)	(2,294,284)
Options assigned during the year	(37,097)	(9,306,258)

Options outstanding, end of year	69,868	$17,331,527

Annual Report | December 31, 2006 | 15

MCN | Madison/Claymore Covered Call Fund | Notes to Financial Statements continued

Note 6 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value authorized and 19,124,936 issued and outstanding.

Transactions in common shares were as follows:

	Year Ended December 31, 2006	Year Ended December 31, 2005
Beginning Shares	18,889,180	18,513,442
Shares issued through dividend reinvestment	235,756	375,738

Ending Shares	19,124,936	18,889,180

Note 7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future, and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 8 – Subsequent Event:

On February 1, 2007, the Board of Trustees declared a quarterly dividend of $0.33 per common share. This dividend is payable February 28, 2007 to shareholders of record on February 15, 2007.

Note 9 – New Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Valuation Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 17, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

16 | Annual Report | December 31, 2006

MCN | Madison/Claymore Covered Call Fund

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of Madison/Claymore Covered Call Fund

We have audited the accompanying statement of assets and liabilities of Madison/Claymore Covered Call Fund (the “Fund”), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from July 28, 2004 (commencement of investment operations) through December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Madison/Claymore Covered Call Fund at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from July 28, 2004 (commencement of investment operations) through December 31, 2004, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 9, 2007

Annual Report | December 31, 2006 | 17

MCN | Madison/Claymore Covered Call Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $1,895,866 was received by the Fund through December 31, 2006. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $1,895,866 of investment income qualifies for dividends-received deduction.

In January 2007, shareholders were advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in calendar year 2006.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on August 17, 2006. Holders of the Fund’s common shares of beneficial interest voted on the election of Trustees.

Voting results for the election of Trustees are set forth below:

	# of Shares In Favor	# of Shares Withheld
Philip E. Blake	17,143,362	350,288
Nicholas Dalmaso	17,135,784	357,866
James R. Imhoff, Jr.	17,146,259	347,391

The terms of the following Trustees of the Fund did not expire in 2006: Randall C. Barnes, Frank Burgess, Ronald A. Nyberg, Ronald E. Toupin, Jr. and Lorence Wheeler.

Trustees

The Trustees of the Madison/Claymore Covered Call Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Year of birth: 1951 Trustee	Since 2004	Formerly, Senior Vice President & Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc.(1987-1997).	23	None.

Philip E. Blake Year of birth: 1944 1 South Pinckney Street Suite 501 Madison, WI 53703 Trustee	Since 2004	Private investor; Managing Partner of Forecastle Inc. (2000-present).	1	Director, Madison Newspapers, Inc., Forecastle, Inc, Nemtes, Inc. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.

James R. Imhoff, Jr. Year of birth: 1944 5250 East Terrace Drive Madison, WI 53718 Trustee	Since 2004	Chairman and CEO of First Weber Group.	1	Director, Park Bank. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.

Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2004	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	26	None.

Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2004	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	24	None.

Lorence Wheeler Year of birth: 1938 135 Sunset Blvd. Tabernash, CO 80478 Trustee	Since 2004	Formerly, President of Credit Union Benefits Services, Inc. and Pension Specialist for CUNA Mutual Group.	1	Director, Grand Mountain Bank FSB. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.

Interested Trustees:
Frank E. Burgess† Year of birth: 1942 550 Science Drive Madison, WI 53711 Trustee and Senior Vice President	Since 2004	Founder, President and CEO of Madison Investment Advisors, Inc. (1974-present) and Madison Asset Management, LLC	1	Director, Capital Bankshares, Inc., Outrider Foundation, Inc., and Santa Barbara Community Bankcorp. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.

Nicholas Dalmaso†† Year of birth: 1965 Trustee; Chief Legal and Executive Officer	Since 2004	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	26	None.

*	Address for all Trustees, unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

–Messrs. Nyberg, Toupin and Wheeler, as Class III Trustees, are expected to stand for re-election at the Fund’s 2007 annual meeting of shareholders.

–Messrs. Barnes and Burgess, as Class I Trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.

–Messrs. Blake, Dalmaso and Imhoff, as Class II Trustees, are expected to stand for re-election at the Fund’s 2009 annual meeting of shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.
†	Mr. Burgess is an “interested person” (as defined in section 2(a) (19)) of the Fund because of his position as an officer of Madison Asset Management, LLC, the Fund’s Investment Manager.
††	Mr. Dalmaso is an “interested person” (as defined in section 2(a) (19)) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Investment Adviser.

18 | Annual Report | December 31, 2006

MCN | Madison/Claymore Covered Call Fund | Supplemental Information (unaudited) continued

Officers

The Officers of the Madison/Claymore Covered Call Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Officers:
Steven M. Hill Year of birth: 1964 Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2004	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (North America) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Jay Sekelsky 550 Science Drive Madison, WI 53711 Year of birth: 1959 Vice President	Since 2004	Managing Director of Madison Investment Advisors, Inc.; Vice President of Madison Asset Management, LLC; Vice President of Funds in the Mosaic family of funds and Madison Strategic Sector Premium Fund.

Kay Frank 550 Science Drive Madison, WI 53711 Year of birth: 1960 Vice President	Since 2004	Managing Director of Madison Investment Advisors, Inc.; Vice President of Madison Asset Management, LLC; President of Funds in the Mosaic family of funds and President of Madison Strategic Sector Premium Fund.

Stephen Share 550 Science Drive Madison, WI 53711 Year of birth: 1967 Vice President	Since 2006	Vice President, Madison Asset Management, LLC (2004-present); Investment Analyst, University of Wisconsin Foundation (2003-2004); Research Analyst, Ark Asset Management (1999-2002)

Ray DiBernardo 550 Science Drive Madison, WI 53711 Year of birth: 1962 Vice President	Since 2004	Vice President of Madison Investment Advisors, Inc. Previously, Vice President and Portfolio Manager, Concord Investment Company.

Matthew J. Patterson Year of birth: 1971 Secretary	Since 2006	Vice President, Attorney of Claymore Securities, Inc. (2006-present); Chief Compliance Officer and clerk, the Preferred Group of Mutual Funds (2005- 2006); Chief Compliance Officer and Secretary, Caterpillar Investment Management Ltd (2005-2006); Securities Counsel, Caterpillar Inc. (2004-2006); Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2004).

Melissa Nguyen Year of birth: 1978 Assistant Secretary	Since 2006	Vice President of Claymore Securities, Inc.; previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

Bruce Saxon Year of birth: 1957 Chief Compliance Officer	Since 2006	Vice President – Fund Compliance Officer of Claymore Advisors, LLC (Feb 2006 – present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director – Compliance of Harrisdirect LLC (1999-2003).

James Howley Year of birth: 1972 Assistant Treasurer	Since 2006	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

*	Address for all Officers unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her resignation or removal.

19 | Annual Report | December 31, 2006

MCN | Madison/Claymore Covered Call Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan

Administrator, The Bank of New York, Attention: Stock Transfer Department, 101 Barclay 11W, New York, New York 10286, Phone Number: (866) 488-3559

Annual Report | December 31, 2006 | 20

MCN | Madison/Claymore Covered Call Fund

Fund Information |

Board of Trustees	Officers		Investment Manager
Randall C. Barnes Philip E. Blake	Nicholas Dalmaso Chief Executive and Legal Officer	Ray DiBernardo Vice President Matthew J. Patterson	Madison Asset Management, LLC Madison, Wisconsin

Frank Burgess*

Nicholas Dalmaso*

James Imhoff, Jr.

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Lorence Wheeler

*  Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended

	Steven M. Hill Chief Financial Officer, Chief Accounting Officer and Treasurer Frank Burgess Senior Vice President Jay Sekelsky Vice President Kay Frank Vice President Stephen Share Vice President	Secretary Melissa Nguyen Assistant Secretary Bruce Saxon Chief Compliance Officer James Howley Assistant Treasurer

Investment Adviser

Claymore Advisors, LLC

Lisle, Illinois

Administrator

Claymore Advisors, LLC

Lisle, Illinois

Custodian and

Transfer Agent

The Bank of New York

NewYork, New York

Legal Counsel

Skadden, Arps, Slate,

Meagher & Flom LLP

Chicago, Illinois

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, Illinois

Privacy Principles of Madison/Claymore Covered Call Fund for Shareholders

The Fund is committed to maintaining the privacy of shareholders and to safeguarding its non-public information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Madison/Claymore Covered Call Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:

The Bank of New York, 101 Barclay 11W, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of Madison/Claymore Covered Call Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

In August 2006, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principle executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principle executive and principle financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

21 | Annual Report | December 31, 2006

MCN | Madison/Claymore Covered Call Fund

About the Fund Manager |

Madison Investment Advisors, Inc.

Madison Asset Management, LLC, (MAM) a wholly-owned subsidiary of Madison Investment Advisors, Inc., with its affiliates, manages over $10 billion in individual, corporate, pension, insurance, endowment and mutual fund assets.

Investment Philosophy

Madison believes in investing in high-quality growth companies, which deliver potentially consistent and sustainable earnings growth, yet sell at attractive valuations. Historically, shareholders of these types of companies have been rewarded over the long term with above-average returns, and favorable risk characteristics. Constructing portfolios with positive risk/reward profiles has historically allowed clients to participate during strong market environments, while mitigating potential declines.

Investment Process

The managers employ a fundamental, bottom-up strategy in constructing equity portfolios. The managers look for companies that they believe are consistently growing at an above-average pace, yet sell at below-average multiple.

The managers follow a rigorous three-step process when evaluating companies and then employ an actively-managed option strategy to help enhance income and mitigate downside risk.

1.	Business model. The managers look for a sustainable competitive advantage, cash flow that is both predictable and growing, as well as a rock-solid balance sheet.

2.	Management. When assessing management, the managers look to see how the company has allocated capital in the past, their track record for enhancing shareholder value and the nature of their accounting practices.

3.	Proper valuation. The final step in the process is assessing the proper valuation for the company. The managers strive to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. They corroborate this valuation work with additional valuation methodologies.

The covered call investment strategy focuses on stocks in which the managers have high confidence in their continuing earnings growth rates, but sell at reasonable Price-Earnings Ratios. By writing the majority of the Fund’s calls out-of-the-money, meaning the strike price is higher than the stock price, the Fund can participate in some stock appreciation while still receiving income in the form of option premiums. The covered call strategy also tends to reduce the risk compared to just owning the stock.

Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member NASD/SPIC

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) During the period covered by the shareholder report presented in Item 1, the Code of Ethics was revised to include more detail regarding the procedures to be followed for investigating, enforcing and reporting Code of Ethics issues.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr. Mr. Toupin is an “independent” Trustee for purposes of this Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.)

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $46,000 for the fiscal year ending December 31, 2006, and $55,000 for the fiscal year ending December 31, 2005.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) were $0 for the fiscal year ending December 31, 2006 and $0 for the fiscal year ending December 31, 2005.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 for the fiscal year ending December 31, 2006 and $6,000 for the fiscal year ending December 31, 2005.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0 for the fiscal year ending December 31, 2006 and $0 for the fiscal year ending December 31, 2005.

The registrant’s principal accountant did not bill fees for services not included in Items 4(b), (c) or (d) above that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures

(i) The Registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2	Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3	Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant was $0 for the fiscal year ending December 31, 2006 and $0 for the fiscal year ending December 31, 2005.

(h)	Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Randall C. Barnes, Philip E. Blake, James R. Imhoff, Jr., Ronald A. Nyberg, Ronald E. Toupin and Lorence D. Wheeler.

(b) Not Applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the responsibility for voting of proxies relating to its voting securities to its investment manager, Madison Asset Management, LLC (the “Investment Manager”). The Investment Manager’s Proxy Voting Policies are included as an exhibit hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Frank E. Burgess, the President of Madison Investment Advisors, Inc., is responsible for the day-to-day management of the registrant. The Investment Manager is a wholly owned subsidiary of Madison Investment Advisors, Inc.

(a) (2) Other portfolios managed.

As of the end of the registrant’s most recent fiscal year, Mr. Burgess was involved in the management of the following accounts:

Name of manager	Category of other accounts managed	Number managed in category	Total assets in category	Material conflicts of interest that may arise in connection with the manager’s management of the Trust’s investments and the investments of the other accounts
Frank Burgess	Registered investment companies	4 (including the registrant) *	$415,046,000	None identified. One of the four funds managed by Mr. Burgess, the Madison Mosaic Equity Trust (“MADOX”), has investment strategies similar to the registrant. MADOX contains a fulcrum fee that rewards Madison Asset Management, LLC (“MAM”) if MADOX outperforms the BXM Index and penalizes MAM for underperforming the index. As of the date of this filing, MADOX assets were approximately $11 million. MAM’s compliance program includes procedures to monitor trades by MADOX, the registrant and other funds managed by the portfolio manager.
	Other pooled investment vehicles	0	$0	None identified.

	Other accounts	None	Not applicable	None identified

*	Except as disclosed above with regard to MADOX, the advisory fee was not based on the performance of any of these accounts.

(a) (3) Compensation.

All compensation is measured and paid on an annual, calendar year basis. The portfolio manager is a majority owner of the Investment Manager and does not receive “incentive” compensation.

Name of manager	Structure of compensation for managing Mosaic Equity Trust portfolios	Specific criteria	Difference in methodology of compensation with other accounts managed (relates to the “Other Accounts” mentioned in the chart above)
Frank Burgess	The Investment Manager believes investment professionals should receive compensation for the performance of their client’s accounts, their individual effort, and the overall profitability of the firm. The manager is a controlling shareholder of Madison Investment Advisors, Inc. and participates in the overall profitability of the firm through his individual ownership in the firm. Madison Investment Advisors, Inc. also offers an Employee Stock Ownership Plan (ESOP) in which all employees are eligible to participate in after one year of employment. All the members of the Investment Manager’s portfolio management teams have significant investments in either the firm or the investment company accounts the Investment Manager manages with the same general style and philosophy as individual client accounts. The Investment Manager believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.	Not applicable.	None. Compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

(a) (4) Ownership of Securities.

As of December 31, 2006, the portfolio manager beneficially owned the following amounts of the registrant:

Name of Manager	Name of Registrant	Range of Ownership Interest
Frank Burgess	Madison/Claymore Covered Call Fund	$100,001 - $500,000

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3) Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Madison Asset Management, LLC Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Madison / Claymore Covered Call Fund

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	March 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer
Date:	March 7, 2007

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer
Date:	March 7, 2007